June 1999                                        Strictly private & confidential









                                 PROJECT VINTAGE

--------------------------------------------------------------------------------

                           FAIRNESS OPINION MATERIALS






                           [WARURG DILLON READ LOGO]

The accompanying material was compiled on a confidential basis for use solely by The Special Committee and the Board of Directors of the company code named in this document as "VIN" (the "Company") in evaluating the proposal described herein. This material was prepared for a specific use by specific persons and was not prepared to conform with any disclosure standards under applicable federal securities laws or otherwise. Neither the Company nor Warburg Dillon Read LLC ("WDR") nor any of their respective officers, directors, employees, affiliates, advisors, agents or representatives warrants the accuracy or completeness of any of the material set forth herein. Nothing contained in the accompanying material is, or shall be relied upon as, a promise or representation as to the past or the future.

It should be understood that any estimates, valuations and/or projections contained in the accompanying material were prepared or derived from information supplied by the Company without any independent verification thereof by WDR. Accordingly, no representation or warranty can be or is made by WDR as to the accuracy or achievability of any such valuations, estimates and/or projections.


                                                             WARBURG DILLON READ

SUMMARY OF MERLOT PROPOSAL


      CONSIDERATION:

      -     $37.00 per VIN share


      CONDITIONS:

      - Approval of VIN Board and the tender of a majority of the currently outstanding VIN shares on a fully diluted basis, excluding the shares held by Merlot and its affiliates (Merlot currently owns 49.9%)

      -     HSR approval


                                                             WARBURG DILLON READ

VALUATION ASSESSMENT: OPERATING ASSUMPTIONS



                            VIN FINANCIAL ASSUMPTIONS

-----------------------------------------------------------------------------------------------------------------------------------
($ in millions,
except per share)          1996        1997           1998        LTM(3)      1999P      2000E       2001E       2002E       2003E
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CASE(1)

Sales                     $ 1,117     $ 1,245       $ 1,350     $ 1,390     $ 1,447     $ 1,584     $ 1,716     $ 1,811     $ 1,907
   % Growth                  55.5%       11.4%          8.4%         --         7.2%        9.4%        8.4%        5.5%        5.3%

EBITDA                       74.5        99.5         110.7       112.8       135.7       161.9       181.8       198.7       215.0
   % Margin                   6.7%        8.0%          8.2%        8.1%        9.4%       10.2%       10.6%       11.0%       11.3%

EBIT                         53.8        77.3          85.4        85.8       105.7       131.9       151.8       168.7       185.0
   % Margin                   4.8%        6.2%          6.3%        6.2%        7.3%        8.3%        8.8%        9.3%        9.7%

EPS                       $  0.46     $  1.05       $  1.18     $  1.16     $  1.66     $  2.31     $  2.79     $  3.34     $  3.73
   % Growth                  58.6%      128.3%         12.4%         --        40.5%       39.1%       21.0%       19.7%       11.7%

Wall Street
  Estimated EPS(2)             --          --            --          --     $  1.36     $  1.55     $  1.79     $  2.15     $  2.60
   % Growth                    --          --            --          --        15.3%       14.0%       15.5%       20.1%       20.9%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)   Source: The Company.

(2)   Source: BT Alex. Brown research estimates.

(3) LTM = Latest annual period and latest quarterly period - corresponding quarterly period for the previous year.


                                                             WARBURG DILLON READ

MARKET OVERVIEW OF SELECTED COMPARABLE COMPANIES FOR VIN

------------------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share)        ARROW               CORPORATE             HENRY              FISHER              OWENS &
                                      ELECTRONICS            EXPRESS(4)           SCHEIN(5)        SCIENTIFIC(6)          MINOR(7)
------------------------------------------------------------------------------------------------------------------------------------
STOCK PRICE (6/4/99)                   $   18.19            $    6.00            $   29.25            $19.50            $   11.25
    % of 52 Week High                         68%                  46%                  57%               89%                  65%
EQUITY VALUE                           $   1,724            $     624            $   1,200            $  818            $     368
ENTERPRISE VALUE(1)                        3,211                1,885                1,556             1,833                  517
LTM(2) OPERATING RESULTS:
    Sales                              $   8,521            $   3,753            $2,008            $   2,304            $   3,025
    EBITDA Margin                            4.6%                 5.7%                 6.4%              8.7%                 2.9%
    EBIT Margin                              3.9%                 4.0%                 5.2%              6.3%                 2.3%

5 YR. ESTIMATED EPS CAGR(3)                 13.0%                20.0%                25.0%               NA                 16.0%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share)       PATTERSON           PSS WORLD              W.W                                      VIN(4)
                                         DENTAL            MEDICAL(8)           GRAINGER              MEDIAN               $37.00
----------------------------------------------------------------------------------------------------------------------------------
STOCK PRICE (6/4/99)                  $   35.63           $   11.25            $   55.63                   --                   --
    % of 52 Week High                        77%                 47%                  98%                  --                  115%
EQUITY VALUE                          $   1,203           $     797            $   5,268                   --            $   1,105
ENTERPRISE VALUE(1)                       1,171                 867                5,533                   --                1,456
LTM(2) OPERATING RESULTS:
    Sales                             $     855            $   1,453            $   4,375                                $   1,390
    EBITDA Margin                           9.8%                7.9%                11.3%                 7.1%                 8.1%
    EBIT Margin                             8.8%                6.9%                 9.3%                 5.8%                 6.2%

5 YR. ESTIMATED EPS CAGR(3)                20.0%               20.0%                12.0%                20.0%                17.6%
----------------------------------------------------------------------------------------------------------------------------------

Source:  Public Filings

Notes:

(1)   Enterprise Value = Equity Value + Debt - Cash.

(2) LTM = Latest annual period and latest quarterly period - corresponding quarterly period for the previous year.

(3) Based on First Call estimates for all companies except VIN which is based on the BT Alex. Brown research estimates.

(4) FY 1998 excludes restructuring related inventory provision of $3,130,000; restructuring, merger and other nonrecurring charges of $54,805,000 both were tax-affected at 40%. Loss from discontinued operations of $69,652,000 (net of tax) and a loss on early extinguishment of debt of $5,581,000 (net of tax).

(5) FY 1998 excludes $56,666,000 in merger and integration costs, tax-affected @ 40%. 1Q99 excludes $2,203,000 in merger and integration costs, tax-affected @ 40%. 1Q98 excludes $3,864,000 in merger and integration costs, tax-affected @ 40% and includes pro-forma tax adjustments of $76,000.

(6) FY 1998 excludes $71,000,000 of transaction costs, $23,600,000 of restructuring costs and a $15,100,000 loss from discontinued operations 1Q99 excludes a loss from discontinued operations of $8,700,000 1Q98 excludes a loss from discontinued operations of $2,500,000 and transaction costs of $71,000,000

(7) FY 1998 excludes nonrecurring restructuring expenses of $11,200,000 tax-affected @ 40%.

(8) FY 1998 excludes $39,233,000 in merger and other nonrecurring costs and expenses, tax-affected @ 40%.


                                                             WARBURG DILLON READ

MARKET MULTIPLES OF SELECTED COMPARABLE COMPANIES FOR VIN


---------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share)               ARROW        CORPORATE         HENRY            FISHER            OWENS &
                                             ELECTRONICS     EXPRESS(3)       SCHEIN(4)      SCIENTIFIC(5)        MINOR(6)
---------------------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE MULTIPLES:

    LTM(1) Sales                               0.38x            0.50x            0.78x            0.80x            0.17x

    LTM(1) EBITDA                                8.1              8.7             12.2              9.2              6.0

    LTM(1) EBIT                                  9.6             12.5             14.8             12.6              7.6


1999 P/E MULTIPLE(2)                           12.0x            15.8x            15.9x               NA            13.2x


1999 P/E TO 5 YR. EST. EPS
CAGR(2)                                        0.93x            0.79x            0.64x               NA            0.83x


---------------------------------------------------------------------------------------------------------------------------
                                            PATTERSON        PSS WORLD           W.W                                VIN
                                              DENTAL         MEDICAL(7)        GRAINGER           MEDIAN           $37.00
---------------------------------------------------------------------------------------------------------------------------
ENTERPRISE VALUE MULTIPLES:

    LTM(1) Sales                               1.37x            0.60x            1.26x            0.69x            1.05x

    LTM(1) EBITDA                               14.0              7.6             11.2              9.0            12.9x

    LTM(1) EBIT                                 15.5              8.6             13.6             12.6            17.0x


1999 P/E MULTIPLE(2)                           21.0x            12.9x            21.5x            15.8x            27.2x


1999 P/E TO 5 YR. EST. EPS
CAGR(2)                                        1.05x            0.64x            1.79x            0.83x            1.41x


---------------------------------------------------------------------------------------------------------------------------

Notes:

(1) LTM = Latest annual period and latest quarterly period - corresponding quarterly period for the previous year.

(2) Based on 1999 Consensus EPS estimates from First Call for all companies except VIN which is based on BT Alex . Brown research estimates.

(3) FY 1998 excludes restructuring related inventory provision of $3,130,000; restructuring, merger and other nonrecurring charges of $54,805,000 both were tax-affected at 40%. Loss from discontinued operations of $69,652,000 (net of tax) and a loss on early extinguishment of debt of $5,581,000 (net of tax).

(4) FY 1998 excludes $56,666,000 in merger and integration costs, tax-affected @ 40%. 1Q99 excludes $2,203,000 in merger and integration costs, tax-affected @ 40%. 1Q98 excludes $3,864,000 in merger and integration costs, tax-affected @ 40% and includes pro-forma tax adjustments of $76,000.

(5) FY 1998 excludes $71,000,000 of transaction costs, $23,600,000 of restructuring costs and a $15,100,000 loss from discontinued operations 1Q99 excludes a loss from discontinued operations of $8,700,000 1Q98 excludes a loss from discontinued operations of $2,500,000 and transaction costs of $71,000,000

(6) FY 1998 excludes nonrecurring restructuring expenses of $11,200,000 tax-affected @ 40%.

(7) FY 1998 excludes $39,233,000 in merger and other nonrecurring costs and expenses, tax-affected @ 40%.


                                                             WARBURG DILLON READ

PRECEDENT TRANSACTIONS MULTIPLES ANALYSTS

-----------------------------------------------------------------------------------------------------------------------------------
($ in                                                                                          ENTERPRISE VALUE TO LTM(3)
millions)                                                   EQUITY(1)   ENTERPRISE(2)    ---------------------------------------
ANN. DATE                  ACQUIROR / TARGET                  VALUE       VALUE          SALES          EBITDA            EBIT
-----------------------------------------------------------------------------------------------------------------------------------
10/9/98      Cardinal Health / Allegiance                   $4,425      $5,226            1.16x           14.1x            21.2x
4/24/98      MBO / WESCO Distribution                          654       1,123            0.43            11.6             13.1
12/17/97     Invacare / Suburban Ostomy Supply                 131         129            1.36            13.5             15.1
12/15/97     Physician Sales & Services / Gulf South           661         612            2.43            25.0             26.4
                 Medical Supply
8/4/97       Henry Schein / Sullivan Dental Products           288         287            1.12            15.6             18.1
6/5/97       Thomas H. Lee / Fisher Scientific               1,098       1,411            0.65             9.6             13.8
1/28/97      McKesson / General Medical                        174         775            0.50            11.1             14.3
5/24/97      VWR Scientific Products / Baxter Industrial       400         400            0.81             8.8              9.1
                 Business

                                                                       LOW                0.43x            8.8x             9.1x
                                                                       MEAN               1.07            13.7             16.4
                                                                       MEDIAN             0.96            12.5             14.7
                                                                       HIGH               2.43            25.0             26.4

6/8/99       Merlot/VIN(4)                                   1,105       1,456            1.05x           12.9x            17.0x
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
($ in                                                                 EQUITY VALUE TO
millions)
ANN. DATE                  ACQUIROR / TARGET                      LTM EPS        BOOK VALUE
-----------------------------------------------------------------------------------------------
10/9/98      Cardinal Health / Allegiance                         37.9x            4.8x
4/24/98      MBO / WESCO Distribution                              16.9              NM
12/17/97     Invacare / Suburban Ostomy Supply                     27.0             3.9
12/15/97     Physician Sales & Services / Gulf South               41.6             4.2
                 Medical Supply
8/4/97       Henry Schein / Sullivan Dental Products               28.6             3.4
6/5/97       Thomas H. Lee / Fisher Scientific                     25.4             2.8
1/28/97      McKesson / General Medical                              NM              NM
5/24/97      VWR Scientific Products / Baxter Industrial           15.5             3.5
                 Business

                                             LOW                   15.5x             2.8x
                                             MEAN                  27.5              3.8
                                             MEDIAN                27.0              3.7
                                             HIGH                  41.6              4.8

6/8/99       Merlot/VIN(4)                                         31.9x             2.8x
-----------------------------------------------------------------------------------------------

Source:  Except where noted, company filings and press releases

Notes:

(1)   (100%) Equity Value = Fully diluted shares outstanding x per share price.

(2)   Enterprise Value Equity Value + Debt - Cash.

(3) LTM = Latest annual period + latest quarterly period - corresponding quarterly period for the previous year.

(4)   Based on VIN acquisition price of $37.00/share.


                                                             WARBURG DILLON READ

PREMIUMS ANALYSIS (CLOSING PRICES)(1)

----------------------------------------------------------------------------------------------------------------------
($ in millions)
                                                                                                    TRANSACTION(2)
ANN. DATE           ACQUIROR / TARGET                       TARGET               % ACQUIRED             VALUE
----------------------------------------------------------------------------------------------------------------------
1/6/99       Marriott International             ExecuStay                             57%                 $64.8
5/11/908     Monsanto                           DeKalb Genetics                       63                2,262.7
6/4/98       Nationwide Mutual Insurance        Allied Life Financial                 66                   89.9
3/2/98       Texas Utilities                    Energy Group                          78               10,947.0
11/19/97     Investor Group                     Telemundo Group                       66                  521.4
3/5/98       Clear Channel Communications       More Group                            69                  775.5
10/20/97     HSN                                Ticketmaster Group                    55                  413.2
3/9/98       CGE                                Havas                                 70                4,771.9
2/26/98      Ferrovial Aparcamientos            Estacionamientos Subterraneous        71                   86.3
2/19/98      Banco de Santander                 Banesto                               49                3,849.8
11/17/97     Intermedia Communications          Shared Technologies Fairchild         77                  503.6
9/12/97      American General                   Western National                      55                1,215.0
12/11/97     MascoTech                          TriMas                                63                  911.7
8/4/97       Restaurant                         Perkins Family Restaurant             52                   76.3
7/30/97      Fujitsu                            Amdahl                                58                  924.8
1/30/97      Samsung Electronics                AST Research                          51                  495.8
10/30/96     Safeway                            Vons Cos                              66                2,251.6
10/28/96     Henkel                             Loctite                               65                1,289.1
5/10/96      PXRE                               Transnational Re                      78                  133.1
6/3/96       Pakhoed Holding                    Univar                                72                  331.8
1/26/96      NationsBank                        Charter Bancshares                    58                   94.7
7/24/95      Norwest                            AMFED Financial                       79                  156.9
10/26/95     Hyundai Electronics Industries     Maxtor                                63                  228.2
7/20/95      Greenfield Industries              Rule Industries                       78                   73.6
10/18/95     Rhone-Poulenc Rorer                Applied Immune Sciences               53                   84.6
2/22/95      People's Choice TV                 Preferred Entertainment               77                   56.3
2/27/95      Conseco                            CCP Insurance                         52                  273.7
1/18/95      Arcadian                           Arcadian Partners                     55                  428.4
3/10/95      Union Pacific                      Chicago and North Western Tran        73                2,255.6

                                                                                                   LOW
                                                                                                   MEAN
                                                                                                   MEDIAN
                                                                                                   HIGH

6/8/99       Merlot / VIN(4)                                                                            1,456
----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
($ in millions)                                                                            PREMIUM / (DISCOUNT PAID)(3)
                                                                               ----------------------------------------------------
ANN. DATE           ACQUIROR / TARGET                   TARGET                    1 DAY      1 WEEK       1 MONTH      3 MONTHS
-----------------------------------------------------------------------------------------------------------------------------------
1/6/99       Marriott International            ExecuStay                            3%           7%            10%          65%
5/11/908     Monsanto                          DeKalb Genetics                     30           40             42           85
6/4/98       Nationwide Mutual Insurance       Allied Life Financial                4           14             26           38
3/2/98       Texas Utilities                   Energy Group                         7            8             11           29
11/19/97     Investor Group                    Telemundo Group                     20           29             25           41
3/5/98       Clear Channel Communications      More Group                          33           44             53           48
10/20/97     HSN                               Ticketmaster Group                  32           28             56           67
3/9/98       CGE                               Havas                                9           16             25           30
2/26/98      Ferrovial Aparcamientos           Estacionamientos Subterraneous      29           38             36           59
2/19/98      Banco de Santander                Banesto                             14           13             14           35
11/17/97     Intermedia Communications         Shared Technologies Fairchild       26           30             22           38
9/12/97      American General                  Western National                    10            7             14           13
12/11/97     MascoTech                         TriMas                              13           10             19           21
8/4/97       Restaurant                        Perkins Family Restaurant           29           27             32            6
7/30/97      Fujitsu                           Amdahl                               5           22             26           45
1/30/97      Samsung Electronics               AST Research                        17            8             20           20
10/30/96     Safeway                           Vons Cos                            27           22             26           42
10/28/96     Henkel                            Loctite                             32           37             35           39
5/10/96      PXRE                              Transnational Re                    12           17              9            1
6/3/96       Pakhoed Holding                   Univar                              57           54             59           85
1/26/96      NationsBank                       Charter Bancshares                   1           16             27           41
7/24/95      Norwest                           AMFED Financial                     24           27             33           40
10/26/95     Hyundai Electronics Industries    Maxtor                              43           65             45           58
7/20/95      Greenfield Industries             Rule Industries                    119          104            104           57
10/18/95     Rhone-Poulenc Rorer               Applied Immune Sciences             68           52             38           59
2/22/95      People's Choice TV                Preferred Entertainment             14            9             29           20
2/27/95      Conseco                           CCP Insurance                       20           30             23           65
1/18/95      Arcadian                          Arcadian Partners                   17           21             26           13
3/10/95      Union Pacific                     Chicago and North Western Tran      34           39             56           88

                                                                    LOW             1%           7%             9%           1%
                                                                    MEAN           26           29             35           43
                                                                    MEDIAN         20           27             30           41
                                                                    HIGH          119          104            104           88

6/8/99       Merlot / VIN(4)                                                       29%          29%            41%          57%
-----------------------------------------------------------------------------------------------------------------------------------

Source:  Except where noted, company filings, press releases and FactSet

Notes:

(1) Premium of the acquisition price per share over the target share price prior to the announcement, based on the closing price at the start of the period indicated.

(2)   Transaction Value = Equity Value + Debt - Cash.

(3) Time periods as defined by Factset 1 week = 7 actual days. 1 month = 1 actual month. 3 months = 3 actual months.

(4) Based on VIN acquisition price of $37.00/share;VIN share price as of 6/4/99.


                                                             WARBURG DILLON READ

PREMIUMS ANALYSIS (AVERAGE PRICES)(1)
--------------------------------------------------------------------------------------------------------------------------
($ in millions)                                                                                  TRANSACTION(2)
ANN. DATE              ACQUIROR / TARGET                  TARGET               % ACQUIRED                VALUE
--------------------------------------------------------------------------------------------------------------------------
1/6/99             Marriott International      ExecuStay                            57%                   $64.8
5/11/98            Monsanto                    DeKalb Genetics                      63                  2,262.7
6/4/98             Nationwide Mutual           Allied Life Financial                66                     89.9
                       Insurance
3/2/98             Texas Utilities             Energy Group                         78                 10,947.0
11/19/97           Investor Group              Telemundo Group                      66                    521.4
3/5/98             Clear Channel               More Group                           69                    775.5
                       Communications
10/20/97           HSN                         Ticketmaster Group                   55                    413.2
3/9/98             CGE                         Havas                                70                  4,771.9
2/26/98            Ferrovial Aparcamientos     Estacionamientos                     71                     86.3
                                               Subterraneous
2/19/98            Banco de Santander          Banesto                              49                  3,849.8
11/17/97           Intermedia                  Shared Technologies Fairchild        77                    503.6
                       Communications
9/12/97            American General            Western National                     55                  1,215.0
12/11/97           MascoTech                   TriMas                               63                    911.7
8/4/97             Restaurant                  Perkins Family Restaurant            52                     76.3
7/30/97            Fujitsu                     Amdahl                               58                    924.8
1/30/97            Samsung Electronics         AST Research                         51                    495.8
10/30/96           Safeway                     Vons Cos                             66                  2,251.6
10/28/96           Henkel                      Loctite                              65                  1,289.1
5/10/96            PXRE                        Transnational Re                     78                    133.1
6/3/96             Pakhoed Holding             Univar                               72                    331.8
1/26/96            NationsBank                 Charter Bancshares                   58                     94.7
7/24/95            Norwest                     AMFED Financial                      79                    156.9
10/26/95           Hyundai Electronics         Maxtor                               63                    228.2
                       Industries
7/20/95            Greenfield Industries       Rule Industries                      78                     73.6
10/18/95           Rhone-Poulenc Rorer         Applied Immune Sciences              53                     84.6
2/22/95            People's Choice TV          Preferred Entertainment              77                     56.3
2/27/95            Conseco                     CCP Insurance                        52                    273.7
1/18/95            Arcadian                    Arcadian Partners                    55                    428.4
3/10/95            Union Pacific               Chicago and North Western            73                  2,255.6
                                               Tran

                                                                                                   LOW
                                                                                                   MEAN
                                                                                                   MEDIAN
                                                                                                   HIGH

6/8/99             Merlot / VIN(4)                                                                      1,456
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
($ in millions)                                                                             AVERAGE PREMIUM /    (DISCOUNT) (3):
                                                                                 --------------------------------------------------
ANN. DATE            ACQUIROR / TARGET                TARGET                     1 DAY         1 WEEK         1 MONTH      3 MONTHS
-----------------------------------------------------------------------------------------------------------------------------------
1/6/99           Marriott International    ExecuStay                               3%              5%            13%           30%
5/11/98          Monsanto                  DeKalb Genetics                        30              30             40            45
6/4/98           Nationwide Mutual         Allied Life Financial                   4               10            17            27
                     Insurance
3/2/98           Texas Utilities           Energy Group                            7               6              8             18
11/19/97         Investor Group            Telemundo Group                        20              23             29            28
3/5/98           Clear Channel             More Group                             33              33             42            46
                     Communications
10/20/97         HSN                       Ticketmaster Group                     32              30             35            60
3/9/98           CGE                       Havas                                   9               12            19            25
2/26/98          Ferrovial Aparcamientos   Estacionamientos                       29              31             34            45
                                           Subterraneous
2/19/98          Banco de Santander        Banesto                                14              14             14            24
11/17/97         Intermedia                Shared Technologies Fairchild          26              26             27            29
                     Communications
9/12/97          American General          Western National                       10              8              12            12
12/11/97         MascoTech                 TriMas                                 13              9              13            14
8/4/97           Restaurant                Perkins Family Restaurant              29              24             29            19
7/30/97          Fujitsu                   Amdahl                                  5               16            23            30
1/30/97          Samsung Electronics       AST Research                           17              14             13            14
10/30/96         Safeway                   Vons Cos                               27              19             25            29
10/28/96         Henkel                    Loctite                                32              28             32            36
5/10/96          PXRE                      Transnational Re                       12              10             11            10
6/3/96           Pakhoed Holding           Univar                                 57              43             54            66
1/26/96          NationsBank               Charter Bancshares                      1               7             19            27
7/24/95          Norwest                   AMFED Financial                        24              23             29            33
10/26/95         Hyundai Electronics       Maxtor                                 43              52             55            43
                     Industries
7/20/95          Greenfield Industries     Rule Industries                       119             105            106           87
10/18/95         Rhone-Poulenc Rorer       Applied Immune Sciences                68              44             49            46
2/22/95          People's Choice TV        Preferred Entertainment                14              17             24            27
2/27/95          Conseco                   CCP Insurance                          20              23             22            27
1/18/95          Arcadian                  Arcadian Partners                      17              19             23            24
3/10/95          Union Pacific             Chicago and North Western              34              29             41            58
                                           Tran

                                                            LOW                    1%              5%             8%            10%
                                                            MEAN                  26              24             30            34
                                                            MEDIAN                20              23             25            29
                                                            HIGH                 119             105            106           87

6/8/99           Merlot / VIN(4)                                                  29%              30%           33%           49%
-----------------------------------------------------------------------------------------------------------------------------------

Source:  Except where noted, company filings, press releases and FactSet

Notes:

(1) Premium of the acquisition price per share over the target share price prior to the announcement, based on the average closing price during the period indicated.

(2)   Transaction Value = Equity Value + Debt - Cash.

(3) Time periods as defined by Factset 1 week = 7 actual days. 1 month = 1 actual month. 3 months = 3 actual months.

(4) Based on VIN acquisition price of $37.00/share; VIN share price as of 6/4/99.


                                                             WARBURG DILLON READ

DISCOUNTED CASH FLOW ANALYSIS


                    EQUITY VALUE PER SHARE - MANAGEMENT PLAN

------------------------------------------------------------------------------------------------------
($ in millions)                                     2003 EBITDA EXIT MULTIPLE
DISCOUNT RATE                          8.0X                    9.0X                   10.0X
------------------------------------------------------------------------------------------------------
10.5%                                 $32.31                  $36.70                  $41.09
11.0                                   31.39                   35.68                   39.97
11.5                                   30.49                   34.68                   38.88
12.0                                   29.61                   33.71                   37.82
12.5                                   28.76                   32.77                   36.78
------------------------------------------------------------------------------------------------------

Based on estimates provided by the Company


                   EQUITY VALUE PER SHARE - WALL ST. ESTIMATES

------------------------------------------------------------------------------------------------------
($ in millions)                                     2003 EBITDA EXIT MULTIPLE
DISCOUNT RATE                          8.0X                    9.0X                   10.0X
------------------------------------------------------------------------------------------------------
10.5%                                 $27.94                  $31.88                  $35.81
11.0                                   27.12                   30.96                   34.81
11.5                                   26.32                   30.08                   33.84
12.0                                   25.54                   29.21                   32.89
12.5                                   24.78                   28.37                   31.97
------------------------------------------------------------------------------------------------------

Based on BT Alex. Brown research estimates.


                                                             WARBURG DILLON READ

MARKET OVERVIEW OF SELECTED COMPARABLE COMPANIES FOR CHEMDEX

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        ENTERPRISE VALUE TO:
                                                                    --------------------------------------------------------------
                                   EQUITY         ENTERPRISE          LTM              LQA               1999E           2000E
COMPANY                            VALUE(6)         VALUE(7)        REVENUE(8)       REVENUE(9)        REVENUE(10)     REVENUE(10)
----------------------------------------------------------------------------------------------------------------------------------
Amazon.com, Inc.(1)             $21,132,276      $21,230,354          26.0x            18.1x              15.1x           10.0x
CD Now, Inc.(2)                     332,652          286,184           5.1              3.4                1.8             1.1
Cyberian Outpost, Inc.              230,323          176,039           2.1              1.3                1.1             0.7
CyberShop International, Inc.        58,307           47,633           8.7               NM                2.4             1.0
Onsale, Inc.(3)                     321,446          277,432           1.2              1.0                0.8             0.6

                                                Low                    1.2x             1.0x               0.8x            0.6x
                                                Mean                   8.6              6.0                4.2             2.7
                                                Median                 5.1              2.4                1.8             1.0
                                                High                  26.0             18.1               15.1            10.0


                                                                                                   ENTERPRISE
                                                                                                   VALUE TO PRO
                                                                                                       FORMA
                                                                                                     REVENUE(11)
                                                                                                     -----------
Implied Chemdex valuation at $2 per VIN share(4)            $  567.3            $  568.3                6.7x
Equivalent VIN dividend valuation(5)                           945.5               946.5               11.1x

Implied Chemdex valuation at $4 per VIN share(4)            $1,134.6            $1,135.6               13.3x
Equivalent VIN dividend valuation(5)                         1,891.0             1,892.0               22.2x
----------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) 1Q99 excludes merger and acquisition related costs, including amortization of goodwill and other purchased intangibles of $25,309,000. FY1998 excludes merger and acquisition related costs including amortization of goodwill and other purchased intangibles of $51,172,000

(2)   FY1998 excludes accretion of preferred stock to redemption of $115,542,000

(3)   1Q98 excludes $789,000 in accounting reserves

(4) Implied valuation of Chemdex based on receiving $2/$4/$6 per VIN share, assuming 29,783,731 fully diluted VIN shares outstanding and a 10.5% ownership stake in Chemdex

(5) Equivalent pre-tax valuation of Chemdex required to equal Implied Chemdex valuation at $2/$4/$6 and off-set by the tax consequences to VIN of dividending the Chemdex stake to VIN shareholders assuming a 40% VIN marginal tax rate

(6)   (100%) Equity Value = Fully diluted shares outstanding x per share price

(7)   Enterprise Value Equity Value + Debt - Cash

(8) LTM = Latest annual period + latest quarterly period - corresponding quarterly period for the previous year

(9)   LQA = Latest quarters revenue x four

(10) Forward revenue estimates taken from research dated 5/7/99 from Prudential for Amazon, 3/19/99 from BT Alex. Brown for CDNow, 3/31/99 from BT Alex. Brown for Cyberian, 7/13/98 from Needham & Company for CyberShop and 4/16/99 from BT Alex. Brown for Onsale

(11) Pro forma for VIN Third-Party business transaction assuming sales of $85,000,000


                                                             WARBURG DILLON READ